United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2025 (July 1, 2025)

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-222-6966

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed to amend and supplement “Item 9.01 - Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by Houston American Energy Corp. (the “Company”) on July 1, 2025 (the “Initial Filing”) and Amendment No. 1 to the Initial Filing filed on August 1, 2025 (“Amendment No. 1”).

In the Initial Filing, in connection with the share exchange where the Company acquired all of the outstanding units of Abundia Global Impact Group , LLC, a Delaware limited liability company (“AGIG”), from the AGIG unitholders in exchange for issuing to the AGIG unitholders an aggregate of 31,778,032 shares of common stock, par value $0.001 of the Company (“Common Stock”), the Company stated that the financial statements and the unaudited pro forma financial information of the acquired business required to be filed under Item 9.01 of Form 8-K would be filed by amendment no later than 71 days following the date that the Initial filing was required to be filed. Amendment No. 1 amended Item 9.01 of the Initial Filing solely to include such financial statements and pro forma financial information required to be filed under Item 9.01 of Form 8-K, which are filed as exhibits thereto. This Amendment No. 2 is being filed to include the consolidated unaudited financial statements and unaudited pro forma condensed consolidated financial statements of AGIG for the six months ended June 30, 2025 and 2024. The information previously reported on the Initial Filing and Amendment No. 1 is incorporated by reference into this Amendment No. 2. Except as provided herein, the disclosures included in the Initial Filing and Amendment No. 1 remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The audited financial statements of AGIG for the years ended December 31, 2024 and 2023, including the notes to such financial statements and the report of independent auditors thereon, are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01(a) by reference. The unaudited financial statements for the three months ended March 31, 2025 and 2024, including the notes to such financial statements, are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference. The unaudited financial statements for the six months ended June 30, 2025 and 2024 are filed herewith as Exhibit 99.4 and incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information of the Company required by this item is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference. The unaudited pro forma condensed consolidated financial information of the Company for the six months ended June 30, 2025 and 2024 required by this item is filed herewith as Exhibit 99.5 and incorporated by reference in this Item 9.01(b) by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Baker Tilly US, LLP.
99.1*	Financial Statements of Abundia Global Impact Group, LLC for the Years Ended December 31, 2024 and 2023.
99.2*	Financial Statements of Abundia Global Impact Group, LLC for the Three Months Ended March 31, 2025 and 2024.
99.3*	Unaudited Pro Forma Condensed Consolidated Financial Information of Houston American Energy Corp for the three months ended March 31, 2025 and 2024.
99.4	Financial Statements of Abundia Global Impact Group, LLC for the Six Months Ended June 30, 2025 and 2024.
99.5	Unaudited Pro Forma Condensed Consolidated Financial Information for the six months ended June 30, 2025 and 2024.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: August 14, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer